UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2005

WESTCORP

(Exact Name of Registrant as Specified in Charter)

California	33-13646	51-0308535

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Pasteur, Irvine, California 92618-3804

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (949) 727-1000

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits.
EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition

On April 25, 2005, Westcorp issued a press release announcing its results of operations for the quarter ended March 31, 2005. A copy of that press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	List of documents filed as part of this report:

Exhibit 99.1 – Westcorp Press Release of April 25, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTCORP,
a California corporation

April 25, 2005	By:	/s/ Mark K. Olson

Mark K. Olson
Vice President, Controller and
Interim Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Westcorp Press Release of April 25, 2005